CAPSTONE NEW ZEALAND FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present this annual report on the Capstone New Zealand Fund for the year ended October 31, 1998. The Fund's net asset value ("NAV") at October 31, 1998 was US $7.73 per share compared to US $11.21 at the end of our October 31, 1997 fiscal year. A dividend of $.20 was paid in December 1997, which reduced the net asset value.

                         FUND'S COMPARATIVE PERFORMANCE

The Fund's strategy continues to concentrate on a diversified portfolio of medium-sized stocks not readily available to individual US investors. The most relevant index to compare the Fund's performance is the New Zealand Small Company Index* ("NZSCI") that measures the performance of small to medium cap stocks of the New Zealand market. During the year ended October 31, 1998, the NZSCI decreased by 22% in New Zealand dollars and 33.5% in US dollars. In analyzing comparisons of performance to the NZSCI, the reader should remember an index does not reflect any cash positions, brokerage costs or administrative or management fees incurred by the fund or individual investor.

Line Chart
Camparison of Change in Value of a $10,000 Investment in Capstone New Zealand Fund and the NZSCI

Average Annual Total Returns as of 10/31/98

1 year         5 years       Inception
-29.88%        -4.77%          -1.36%

New Zealand Fund          NZSCI          NZSCI (US)$

10000                     10000            10000
9750                      15334            14607.8
11610                     22902            23022.8
10750.4                   20936            23022.8
12063.6                   20001            20680
14479.8                   24141            30980.5
12965.8                   24370            31968.8
9092.08                   20775.4          19969.9





                          NEW ZEALAND MARKET OVERVIEW

The Fund's recent performance was affected by a drop in the value of the New Zealand currency and the continuing turmoil in other Asian markets. The New Zealand dollar (NZD) declined 15% compared to the US dollar over the latest fiscal year. We believe there will be a relatively flat NZD over the next year because of the projected economic growth and the favorable interest rate differential to other countries. The Fund does not have a current hedging policy. We take defensive positions by continuing to re-weight our investments in sectors, such as exports and tourism that will benefit from the cheaper NZD and economic recovery.

The New Zealand stock market was adversely impacted by the dramatic drop in the Asian markets and continues to feel the pressure. The New Zealand "STOCK MARKET VALUE DISCOUNT" relative to other markets has now been going on for over 12 months as investors have increasingly discounted the flow-on effects of the Asian economic crisis and more recently, fears of a global economics slowdown. With the stock market on a 1-year forward PE of 16X and a 1999 gross yield of 7%, there is little doubt that the market is cheap. New Zealand companies are now trading on multiples of less than 14X 2000 earnings.

                                                       CAPSTONE NEW ZEALAND FUND
--------------------------------------------------------------------------------

                              NEW ZEALAND ECONOMY

The general consensus of the local market analysts is that the New Zealand economy has been in a recession. The loosening in monetary policy has seen a significant reduction in bond yields with 5-year yields falling from above 7.5% to their current level of 5.7%. We believe the New Zealand economy and the stock market in specific, should enjoy improved performance over the next year for several reasons. For example, New Zealand's abundance of maturing Radiata Pine and its proximity to Asia make it a more likely candidate to benefit from any incremental demand. Asia is a developing market, where significant harvesting of plantation forest for export purposes has only recently begun. Also, in September 99, New Zealand will host the leaders of 21 countries including the U.S. for the APEC Summit (The Asian Pacific Economic Cooperation). The gathering in Auckland will be the largest, most important international meeting ever held in New Zealand and will be the only Pacific-wide Heads of State meeting. It is, in short, a major engine for economic growth, stability and PEACE in the region. Additionally, New Zealand will host the America's Cup Yacht Races from October 1999 through February 2000, and also should feel the benefits of The 2000 Olympics in Sydney in its tourism sector.

                             THE MILLENNIUM EVENTS

There's a lot of talk about the new Millennium, and where people are going to be when the sun comes up on January 1, 2000. New Zealand will be the first inhabited country to see the sun rise that day. A number of major events will take place in New Zealand and Australia, which will bring unprecedented business opportunities to that part of the world. The international media exposure should greatly benefit New Zealand's businesses, individual and corporate wealth of an unparalleled dimension will be coming to New Zealand's shores - primarily to have fun and spend money.

                                 THE PORTFOLIO

The Fund is widely diversified by industry sector. At October 31, 1998, the percentages of equity investments of the Fund by major industry categories were as follows:



Port Operations             13.7%       Chemicals                          3.6%
Transportation              10.4%       Utilities (Electric)               6.5%
Lumber & Wood Products       2.5%       Finance                            1.9%
Insurance                   13.2%       Environmental Control              6.0%
Miscellaneous                6.7%       Real Estate                        3.3%
Broadcast Media              9.1%       Stock & Station Services           2.6%
Electrical/Appliance         6.1%       Oil & Gas                          2.6%
Manufacturing                0.4%       Breweries                          3.5%
Horticultural Supplier       3.9%       Vehicle Distributor                1.6%
Retail                       2.4%

If you have any questions, please feel free to contact us. We thank you for your continued support.

Sincerely,
/s/ Robert W. Scharar                             /s/  W. Lance Hall
------------------------------                    ------------------------------
Robert W. Scharar                                 W. Lance Hall
President and Portfolio Manager                   Assistant Portfolio Manager


--------------------------------------------------------------------------------
                   NEW ZEALAND ON-LINE INFORMATION WEB SITES

New Zealand news:   www.newsroom.co.nz      NZ Embassy:     www.emb.com/nzemb
Christchurch Press: www.press.co.nz         Trade NZ:       www.tradenz.govt.nz
National Business Review: www.nbr.co.nz     Tourism NZ:     www.nztb.govt.nz
NZ Government:      www.govt.nz             Air New Zealand:www.airnz.com
--------------------------------------------------------------------------------


* The New Zealand Small Company Index is composed of under 100 equity securities, excluding those in the New Zealand Stock Exchange 40-Index, weighted by their full market capitalization.


PORTFOLIO OF INVESTMENTS - October 31, 1998                                                                CAPSTONE NEW ZEALAND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Market               % of
                                                                                              Value                Net
COMMON STOCKS - (99.62%)                                                  Shares          (Note 1-A)            Assets
                                                                      ------------------------------------------------

BREWERIES - (3.53%)
DB Group, Limited                                                         100,000         $ 158,820              3.53%

BROADCAST MEDIA - (9.07%)
Radio Otago, Limited                                                       64,300           102,121              2.28%
Radio Pacific, Limited                                                    151,700           305,178              6.79%
                                                                                           ---------         ---------
                                                                                            407,299              9.07%
CHEMICALS - (3.62%))
Nuplex Industries, Limited                                                123,178           162,373              3.62%

CONSTRUCTION/BUILDING MATERIALS - (1.39%)
Milburn New Zealand, Limited                                               62,155            62,519              1.39%

ELECTRICAL/APPLIANCE MANUFACTURING - (6.09%)
Fisher & Paykel Industries                                                 58,030           172,038              3.83%
PDL Holdings, Limited                                                      41,100           101,611              2.26%
                                                                                           ---------          ---------
                                                                                            273,649              6.09%

ENVIRONMENTAL CONTROL - (5.99%)
Waste Management NZ, Limited                                               86,874           269,048              5.99%

FINANCE - (1.93%)
Corporate Investment ORD                                                  184,000            86,695              1.93%

HORTICULTURAL SUPPLIER - (3.97%)
Fruitfed Supplies, Limited                                                449,000           178,275              3.97%

INSURANCE - (13.21%)
Metlifecare, Limited                                                      325,000           375,080              8.36%
National Mutual Holdings, Limited                                         111,059           218,128              4.85%
                                                                                           ---------           ---------
                                                                                            593,208             13.21%

INVESTMENT COMPANIES - (1.31%)
Hellaby Holdings, Limited                                                  61,640            58,738              1.31%


PORTFOLIO OF INVESTMENTS - October 31, 1998                                                                CAPSTONE NEW ZEALAND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Market               % of
                                                                                              Value                Net
                                                                         Shares           (Note 1-A)            Assets
                                                                      ------------------------------------------------
LUMBER & WOOD PRODUCTS - (2.48%)
Evergreen Forest, Limited (a)                                            500,000          $ 111,174              2.48%

MANUFACTURING - (0.35%)
Steel & Tube Holdings, Limited                                            20,000             15,882              0.35%

MANUFACTURING DISTRIBUTION - (0.89%)
Scott Technologies, Limited (a)                                           36,697             39,826              0.89%

MEDIA - (1.15%)
Independent Newspapers, Limited                                           15,000             51,617              1.15%

OIL & GAS - (2.57%)
New Zealand Refining Co., Limited                                         13,647            115,596              2.57%

PORT OPERATIONS - (13.69%)
Lyttleton Port Corp., Limited                                            304,800            225,906              5.03%
Northland Port Corp., Limited                                            302,300            184,043              4.10%
Port of Tauranga, Limited                                                  5,000              9,000              0.20%
South Port New Zealand, Limited                                          336,500            195,957              4.36%
                                                                                           ---------            ---------
                                                                                            614,906             13.69%
REAL ESTATE - (3.34%)
Kiwi Income Property Trust                                               140,000             81,528              1.81%
New Zealand Guardian Trust (Note 5)                                       75,242             68,971              1.53%
                                                                                            ---------           ---------
                                                                                            150,499              3.34%
RETAIL - DEPARTMENT STORES - (2.40%)
Arthur Barnett, Limited                                                  210,300            107,993              2.40%

STOCK & STATION SERVICES - (2.62%)
Williams & Keattle, Limited                                              153,500            117,831              2.62%

TEXTILES - MANUFACTURING - (0.90%)
Donaghy's, Limited                                                        58,715             40,409              0.90%

TOURIST SERVICES - (0.62%)
Tourism Holdings, Limited (a)                                             50,000             28,058              0.62%



PORTFOLIO OF INVESTMENTS - October 31, 1998                                                                CAPSTONE NEW ZEALAND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Market               % of
                                                                                              Value                Net
                                                                         Shares           (Note 1-A)            Assets
                                                                      ------------------------------------------------
TRANSPORTATION - (10.41%)
Air New Zealand, Limited - Class B                                       112,600         $ 149,026              3.32%
Mainfreight, Limited                                                     414,000           278,347              6.19%
Owens Group, Limited                                                      56,500            40,380              0.90%
                                                                                          ---------             ------
                                                                                           467,753             10.41%
UTILITIES - ELECTRIC - (6.45%)
Infrastructure & Utilities Corporation, Limited                          559,729           290,394              6.45%

VEHICLE DISTRIBUTOR - (1.64%)
The Colonial Motor Co., Limited                                           86,100            74,298              1.64%

TOTAL COMMON STOCK (Cost $5,780,133)                                                     4,476,860             99.62%

BONDS (3.37%)                                                         Par Value
Shortland Properties, 6.375%, Conv. 12/31/98                            $201,200            54,322              1.21%
State Bank of South Australia, 9.00%, 07/30/02                            94,000            53,398              1.19%
Transalta NZ Capital Notes, 9.84%, 10/01/01                               25,000            14,490              0.32%
Transalta NZ 7 year Conv. Notes, 8.81%, 10/01/03                          25,000            14,460              0.32%
Transalta NZ 10 year Conv. Notes, 8.86%, 10/01/06                         25,000            14,997              0.33%
                                                                                          ---------            ------
         TOTAL BONDS (Cost $279,074)                                                       151,667              3.37%

         TOTAL INVESTMENTS (Cost $6,059,207)                                             4,628,527            102.99%
         OTHER ASSETS, LESS LIABILITIES                                                   (134,262)            (2.99)%
                                                                                         ---------           --------
         NET ASSETS                                                                     $4,494,265            100.00%
                                                                                        ==========           ========


(a) Non-income producing security

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES - October 31, 1998                                                     CAPSTONE NEW ZEALAND FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
         Investments in securities at market value (identified cost $6,059,207) (Note 1-A)                   4,628,527
         Receivable for capital stock sold                                                                      51,037
         Dividends receivable                                                                                   12,426
         Interest receivable                                                                                     4,171
                                                                                                           -------------

        Total Assets                                                                                         4,696,161
                                                                                                           -------------

LIABILITIES:
         Cash overdraft                                                                                         94,870
         Foreign currency overdraft - New Zealand Dollar account, at market (Note 1B)                           29,701
         Accrued expenses                                                                                       77,325
                                                                                                           -------------

        Total Liabilities                                                                                      201,896
                                                                                                           -------------

NET ASSETS                                                                                                $  4,494,265
                                                                                                           =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
($4,494,265/581,032 shares of beneficial interest outstanding)                                                   $7.73
                                                                                                           =============
SOURCE OF NET ASSETS:
         Paid in capital                                                                                   $ 6,301,243
         Accumulated net realized loss on investments                                                         (375,738)
         Net unrealized depreciation on securities and foreign currencies                                   (1,431,240)
                                                                                                           -------------

        Total                                                                                               $4,494,265
                                                                                                           =============

See Accompanying Notes to Financial Statements


STATEMENT OF OPERATIONS For The Year Ended October 31, 1998                                                CAPSTONE NEW ZEALAND FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
         Dividend income                                                                                   $  252,071
         Interest income                                                                                       50,596
                                                                                                            -----------
                  Total Investment Income                                                                     302,667

         Expenses: (Note 2)
                  Advisory fees                                                         $ 38,680
                  Distribution fees                                                       12,893
                  Administrative services                                                 13,379
                  Transfer agent fees                                                     39,682
                  Reports and notices to stockholders                                     17,955
                  Audit fees                                                              12,297
                  Legal fees                                                               5,052
                  Trustees' fees and expenses                                              7,000
                  Custodian fees                                                           5,273
                  Fund accounting fees                                                    50,999
                  Registration and filing fees                                            12,189
                  Miscellaneous                                                            9,637
                                                                                         ----------
        Total Expenses                                                                                        225,036
                                                                                                          ------------

        Net Investment Income                                                                                  77,631
                                                                                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized loss from security transactions                                                        (375,738)
         Net realized loss on conversion of foreign currencies to U.S. Dollars                                (65,648)
         Unrealized depreciation of investments:
                  Beginning of period                                                    141,549
                  End of period                                                       (1,431,240)
                                                                                    -----------


                  Net change in unrealized depreciation of investments                                     (1,572,789)
                                                                                                          ------------

                  Net realized and unrealized loss on investments                                          (2,014,175)
                                                                                                          ------------

                           Net decrease in net assets resulting from operations                           $(1,936,544)
                                                                                                          ============

See Accompanying Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS                                                                         CAPSTONE NEW ZEALAND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     Year Ended                Year Ended
                                                                                  October 31, 1998          October 31, 1997
                                                                                  ------------------------------------------


OPERATIONS:
         Net investment income                                                     $  77,631                 $  140,296
         Net realized gain (loss) on investments                                   (441,386)                      4,369
         Net change in unrealized depreciation of investments, forward currency
                  contracts and foreign currencies                               (1,572,789)                  (920,559)
                                                                                 -----------                -----------
         Net decrease in net assets resulting from operations                    (1,936,544)                  (775,894)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income                                                     (108,946)                  (134,014)
CAPITAL SHARE TRANSACTIONS:
         Decrease in net assets resulting from capital
                  share transactions (Note 3)                                      (304,273)                  (503,680)
                                                                                 -----------                -----------
                  Total decrease in net assets                                   (2,349,763)                (1,413,588)

NET ASSETS
         Beginning of period                                                      6,844,028                   8,257,616
                                                                                 -----------                -----------
         End of period (including accumulated net investment income
                  of $0 and $98,434, respectively)                               $4,494,265                  $6,844,028
                                                                                 ===========                ===========

  See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - October 31, 1998
--------------------------------------------------------------------------------

 Note 1 - Significant Accounting Policies

Capstone New Zealand Fund (the "Fund"), is one of two series of beneficial interest of Capstone International Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation and current income by investing in equity securities, debt securities, and securities convertible into common stock of New Zealand issuers. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) Valuation of Securities - Portfolio securities which are traded on securities exchanges are valued at the last sales price on that exchange prior to the relevant closing or, if there is no recent last sales price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities are valued using market quotations or pricing services. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.


B) Currency Translation - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                                                       CAPSTONE NEW ZEALAND FUND

C) Accounting for Investments - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

D) Federal Income Taxes - No provision has been made for Federal income taxes since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains, to relieve it from all, or substantially all, such taxes. At October 31, 1998, the Fund had a capital loss carryforward of $375,738 which expires in 2006. Under the United States-New Zealand tax treaty, New Zealand imposes a withholding tax on dividends (15%) and interest (10%) received by the Fund. There is currently no New Zealand tax on capital gains.

E) Distributions to Shareholders - The Fund distributes its net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and capital loss carryovers.

F) Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.



Note 2 - Investment Advisory Fees, Administrative Fees and Other
Transactions with Affiliates

         The Fund retains FCA Corp, ("FCA") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75%.

The Administrator, Capstone Asset Management Company, is paid a fee, calculated daily and paid monthly, equal to an annual rate of .25% of the Fund's average daily net assets.

Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Administrator, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

         The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the FundOs shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the FundOs average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, OService OrganizationsO) amounts based on the FundOs average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended October 31, 1998, the Fund paid $12,893 in 12b-1 fees. Of this amount approximately 7.5% was paid to Service Organizations other than CAPCO.

         Certain officers and trustees of the Fund who are also officers and trustees of the Adviser, the Administrator, Distributor or CFS, received no compensation from the Fund. During the year ended October 31, 1998, trustees of the Fund who are not "interested persons" received directors' fees of $7,000.

                                                       CAPSTONE NEW ZEALAND FUND
Note 3 - Capital Stock
         At October 31, 1998 there were 581,032 shares outstanding. Transactions in capital stock were as follows:

                                                                       Year Ended                      Year Ended
                                                                    October 31, 1998                October 31, 1997
                                                                 Shares           Amount         Shares          Amount
Shares sold                                                    368,702       $ 2,861,378       598,767      $ 7,747,373
Shares issued to shareholders in reinvestment of
         distributions                                           9,459            92,030         7,766          102,048
                                                              ---------       -----------     --------      -----------
                                                               378,161         2,953,408       606,533        7,849,421
Shares redeemed                                               (405,271)       (3,257,681)     (647,261)      (8,353,101)
                                                              ---------       -----------     --------      -----------
      Net increase (decrease)                                  (27,110)       $ (304,273)      (40,728)     $  (503,680)
                                                              =========       ===========     ========      ===========


Note 4 - Securities Transactions

         Purchases and sales of securities other than U.S. Government obligations aggregated $1,247,884 and $1,399,426 respectively. At October 31, 1998, the cost of investments for Federal income tax purposes was $6,059,207. Accumulated net unrealized depreciation on investments was $1,430,680 consisting of $412,161 gross unrealized appreciation and $1,842,841 gross unrealized depreciation.


Note 5 - Restricted Security

         In 1993, the Fund acquired 61,015 shares of Guardian Property Fund (OGuardianO), a closed-end mutual fund (offered by The New Zealand Guardian Trust Company, Limited), through private placements at a cost of $60,606. These shares cannot be sold prior to their valuation date, which occurs two years after the date of investment. In October 1995 and October 1997, the Guardian shares were renewed for additional two year periods to October 15, 1999. 1996, 1997 and 1998 cash dividends were reinvested into 14,227 additional shares, bringing the position to 75,242. The Guardian shares are valued daily based on a weekly quoted price. At October 31, 1998, the value of the Guardian investment was $68,971 representing approximately 1.5% of the Fund's net assets.

                                                       CAPSTONE NEW ZEALAND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                                                                         Years Ended October 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                         1998       1997        1996        1995       1994
------------------------------------------------------------------------------------------------------------------------------------

Per Share Data
Net asset value at beginning of year                                  $11.25       $12.73     $11.12     $10.44     $11.61
                                                                      --------     -------    -------    -------    -------
Income from investment operations:
         Net investment income                                          0.14         0.24       0.19       0.31       0.16
         Net realized and unrealized gain (loss)                       (3.46)       (1.55)      1.93       0.90      (1.00)
                                                                      --------     -------    -------    -------    -------
         Total from investment operations                              (3.32)       (1.31)      2.12       1.21      (0.84)
                                                                      --------     -------    -------    -------    -------
Less distributions from:
         Net investment income                                         (0.20)       (0.17)     (0.29)     (0.21)     (0.06)
         Net realized gain on investments                                 --           --      (0.22)     (0.32)     (0.27)
                                                                      --------     -------    -------    -------    -------
                                                                       (0.20)       (0.17)     (0.51)     (0.53)     (0.33)


Net asset value at end of year                                        $ 7.73       $11.25     $12.73     $11.12     $10.44
                                                                      ========     =======    =======    =======    =======
Total Return (%) (1)                                                  (29.88)%     (10.46)%    20.03%     12.22%     (7.40)%
                                                                      ========     =======    =======    =======    =======
Ratios/Supplemental Data
Net assets at end of year (in thousands)                              $4,494       $6,844     $8,258     $3,494     $3,014

Ratio of total expenses to average net assets                           4.37%        2.89%      3.63%      4.77%      4.40%

Ratio of total expenses to average net assets, before
         reimbursement and waiver of expenses                            N/A         2.50%      2.72%      2.52%      2.50%

Ratio of net investment income to average net assets                    1.51%        1.65%      2.32%      3.06%      1.55%

Portfolio turnover rate                                                   25%          24%        38%        38%        40%




(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.




See Accompanying Notes to Financial Statements

                                                       CAPSTONE NEW ZEALAND FUND
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board
of Trustees of Capstone International Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Capstone New Zealand Fund (a series of Capstone International Series Trust), as of October 31, 1998, the related statement of operations for the year then ended, and the statment of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the TrustOs management. Our responsibility is to express an opinion on these financial statements and financial highlights are the responsibility of the TrustOs management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1996 were audited by other auditors whose report dated November 18, 1996, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone New Zealand Fund as of October 31, 1998, and the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.




                                                Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
November 20, 1998

                           CAPSTONE NEW ZEALAND FUND
                          5847 San Felipe, Suite 4100
                              Houston, Texas 77057
                                 1-800-262-6631



                          ANNUAL REPORT TO SHAREHOLDERS
                                October 31, 1998

--------------------------------------------------------------------------------

         TRUSTEES                  OFFICERS

         Edward L. Jaroski         Edward L. Jaroski
                                   President-Capstone International Series Trust
         James F. Leary
                                   Robert W. Scharar
         John R. Parker            President-Capstone Japan Fund

         Bernard J. Vaughan        Linda G. Giuffre
                                   Secretary/Treasurer

--------------------------------------------------------------------------------

         INVESTMENT ADVISER           TRANSFER AGENT

         FCA Corp                     First Data Investor Services Group, Inc.
         5847 San Felipe              3200 Horizon Drive
         Suite 850                    P.O. Box 61503
         Houston, TX 77057            King of Prussia, PA 19406-0903
                                      1-800-845-2340


         ADMINISTRATOR                       CUSTODIAN

         Capstone Asset Management Company    Fifth Third Bank
         5847 San Felipe, Suite 4100          Fifth Third Center
         Houston, TX 77057                    38 Fountain Square Plaza
         1-800-262-6631                       Cincinnati, OH 45263


         DISTRIBUTOR                          AUDITORS

         Capstone Asset Planning Company      Briggs, Bunting & Dougherty, LLP
         5847 San Felipe, Suite 4100          Two Logan Square, Suite 2121
         Houston, TX 77057                    Philadelphia, PA 19103-4901
         1-800-262-6631

                                 Annual Report
                                October 31, 1998

                                    CAPSTONE
                                  NEW ZEALAND
                                     FUND



Pyramid Graphic

                                  A Member Of
                              THE CAPSTONE GROUP
                                of Mutual Funds


Pyramid Graphic
                                  THE CAPSTONE
                                     GROUP
                               OF MUTUAL FUNDS

EQUITY
      O CAPSTONE GROWTH FUND, INC.

FIXED INCOME
      O CAPSTONE GOVERNMENT INCOME FUND

INTERNATIONAL/GLOBAL
      O CAPSTONE JAPAN FUND
      O CAPSTONE NEW ZEALAND FUND

  For more complete information about the Capstone Funds including charges and expenses, contact the Distributor at the address below to receive additional prospectuses.

  Please read it carefully before you invest or send money.


             This publication must be accompanied or preceded by a
                current prospectus for Capstone New Zealand Fund


                         CAPSTONE ASSET PLANNING COMPANY
                          5847 San Felipe, Suite 4100
                              Houston, Texas 77057
                                 1-800-262-6631


                           CAPSTONE NEW ZEALAND FUND
                          5847 SAN FELIPE, SUITE 4100
                               HOUSTON, TX 77057